SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 13, 2004

                          ALTRIMEGA HEALTH CORPORATION

               (Exact Name of Registrant as Specified in Charter)

    NEVADA                       000-29057                 87-0631750
    ------                                                 ----------
(State or other jurisdiction    (Commission               (IRS Employer
 of incorporation)              File Number)        Identification No.)

             4702 OLEANDER DRIVE, SUITE 200, MYRTLE BEACH, SC 29577
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (843) 497-7028


ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 8, 2004, Altrimega Health Corporation, d/b/a Creative Holdings & Marketing Corporation signed a non-binding Letter of Intent to acquire all of the outstanding shares of common stock of Top Gun Sports & Entertainment, Inc., in exchange for the issuance of 26,000,000 shares of the Altrimega Health Corporation common stock to the current shareholders of Top Gun Sports & Entertainment, Inc. Altrimega Health would effect a 1-for-1000 reverse stock split prior to closing the proposed merger.

This acquisition is conditioned upon Altrimega Health increasing its authorized shares of common stock to 250,000,000, obtaining specified financing and obtaining approval of a majority of its shareholders.

ITEM 7. EXHIBITS.

Exhibit 99.1 Letter of Intent between Altrimega Health Corporation d/b/a Creative Holdings & Marketing Corporation and Top Gun Sports & Entertainment.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ALTRIMEGA HEALTH CORPORATION

                                        /s/ John Gandy
                                        --------------------------
                                        John Gandy
                                        Chairman,  President
                                        Date:   October 13, 2004